UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  June 25, 2003

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of April 1, 2003, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2003-2 Home Equity Mortgage Pass-Through Certificates, Series 2003-2)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-100669-11              13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of April 1, 2003 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Ocwen Federal Bank FSB, as servicer, and JPMorgan Chase Bank, as trustee.

     On June 25, 2003 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on June 25, 2003 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Home Equity  Mortgage Trust  Series  2003-2 Home Equity
Mortgage Pass-Through Certificates, Series 2003-2
--------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  June 30, 2003              By:   /s/  Thomas Britt
                                  ---------------------------------------
                                      Thomas Britt
                                      Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         June 25, 2003

                                  Exhibit 99.1


             Monthly Certificateholder Statement on June 25, 2003



                    Credit Suisse First Boston, Home Equity Mortgage Trust, Series 2003-2
                                Statement to Certificate Holders
                                      June 25, 2003


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        88,760,000.00    84,464,047.64   3,583,175.20   117,710.04   3,700,885.24     0.00            0.00       80,880,872.44
A2        57,440,000.00    51,487,285.59   3,972,850.98    60,969.53   4,033,820.51     0.00            0.00       47,514,434.61
A3        55,568,000.00    55,568,000.00           0.00   335,723.33     335,723.33     0.00            0.00       55,568,000.00
P                100.00           100.00           0.00    47,268.05      47,268.05     0.00            0.00              100.00
AR               100.00             0.00           0.00         0.00           0.00     0.00            0.00                0.00
M1A        9,487,000.00     9,487,000.00           0.00    57,317.29      57,317.29     0.00            0.00        9,487,000.00
M1B1       7,488,000.00     7,488,000.00           0.00    14,597.44      14,597.44     0.00            0.00        7,488,000.00
M1B2       2,000,000.00     2,000,000.00           0.00     3,898.89       3,898.89     0.00            0.00        2,000,000.00
M2A        7,590,000.00     7,590,000.00           0.00    45,856.25      45,856.25     0.00            0.00        7,590,000.00
M2B        7,590,000.00     7,590,000.00           0.00    20,910.45      20,910.45     0.00            0.00        7,590,000.00
BA         8,539,000.00     8,539,000.00           0.00    51,589.79      51,589.79     0.00            0.00        8,539,000.00
BB         8,534,611.00     8,534,611.00           0.00    36,575.55      36,575.55     0.00            0.00        8,534,611.00
X2                 0.00             0.00           0.00         0.00           0.00     0.00            0.00                0.00
TOTALS   252,996,811.00   242,748,044.23   7,556,026.18   792,416.61   8,348,442.79     0.00            0.00      235,192,018.05

X1       252,996,611.00   242,747,944.51           0.00         6.01           6.01     0.00            0.00      236,613,800.85
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1     22541N2X6      951.60035647   40.36925642        1.32616088       41.69541731      911.23110005       A1        1.730000 %
A2     22541N2Y4      896.36639258   69.16523294        1.06144725       70.22668019      827.20115964       A2        1.470000 %
A3     22541N2Z1    1,000.00000000    0.00000000        6.04166661        6.04166661    1,000.00000000       A3        7.250000 %
P      22541N3H0    1,000.00000000    0.00000000  ################  ################    1,000.00000000       P        10.689889 %
AR     22541N3A5        0.00000000    0.00000000        0.00000000        0.00000000        0.00000000       AR       10.689889 %
M1A    22541N3B3    1,000.00000000    0.00000000        6.04166649        6.04166649    1,000.00000000       M1A       7.250000 %
M1B1   22541N4Q9    1,000.00000000    0.00000000        1.94944444        1.94944444    1,000.00000000       M1B1      2.420000 %
M1B2   22541N4R7    1,000.00000000    0.00000000        1.94944500        1.94944500    1,000.00000000       M1B2      2.420000 %
M2A    22541N3D9    1,000.00000000    0.00000000        6.04166667        6.04166667    1,000.00000000       M2A       7.250000 %
M2B    22541N3E7    1,000.00000000    0.00000000        2.75500000        2.75500000    1,000.00000000       M2B       3.420000 %
BA     22541N3F4    1,000.00000000    0.00000000        6.04166647        6.04166647    1,000.00000000       BA        7.250000 %
BB     22541N3G2    1,000.00000000    0.00000000        4.28555560        4.28555560    1,000.00000000       BB        5.320000 %
TOTALS                959.49052982   29.86609258        3.13212094       32.99821352      929.62443724

X1     22541N3J6      959.49089417    0.00000000        0.00002376        0.00002376      935.24494227       X1        0.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Scott B. Rubin
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-4507
                               Fax: 212) 623-5930
                           Email: scott.b.rubin@chase.com


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



 Sec. 4.06(a)(v)     Principal Remittance Amount (Total)                                                            6,134,055.16
                     Group 1                                                                                        2,957,482.17
                     Group 2                                                                                        3,176,572.99

                     Scheduled Principal Payments (Total)                                                             217,746.81
                     Group 1                                                                                          118,080.11
                     Group 2                                                                                           99,666.70

                     Principal Prepayments (Total)                                                                  5,774,875.80
                     Group 1                                                                                        2,765,531.97
                     Group 2                                                                                        3,009,343.83

                     Curtailments (Total)                                                                             140,940.22
                     Group 1                                                                                           73,653.91
                     Group 2                                                                                           67,286.31

                     Cutailment Interest Adjustments (Total)                                                              580.83
                     Group 1                                                                                              304.68
                     Group 2                                                                                              276.15

                     Repurchase Principal (Total)                                                                           0.00
                     Group 1                                                                                                0.00
                     Group 2                                                                                                0.00

                     Substitution Amounts (Total)                                                                           0.00
                     Group 1                                                                                                0.00
                     Group 2                                                                                                0.00

                     Net Liquidation Proceeds (Total)                                                                       0.00
                     Group 1                                                                                                0.00
                     Group 2                                                                                                0.00

                     Other Principal Adjustments (Total)                                                                    0.00
                     Group 1                                                                                                0.00
                     Group 2                                                                                                0.00

                     Gross Interest (Total)                                                                         2,274,874.98
                     Group 1                                                                                          974,384.63
                     Group 2                                                                                        1,300,490.35

                     Recoveries from Prior Loss Determinations (Total)                                                      0.00
                     Group 1                                                                                                0.00
                     Group 2                                                                                                0.00

                     Reimbursements of Non-Recoverable Advances Previously Made (Total)                                    88.50
                     Group 1                                                                                               88.50
                     Group 2                                                                                                0.00

                     Recovery of Reimbursements Previously Deemed Non-Recoverable (Total)                                   0.00
                     Group 1                                                                                                0.00
                     Group 2                                                                                                0.00

Prepayment Penalties Number of Loans with Respect to which Prepayment Penalties were Collected                                23
                     Group 1                                                                                                  14
                     Group 2                                                                                                   9

                     Balance of Loans with Respect to which Prepayment Penalties were Collected                     1,171,213.96
                     Group 1                                                                                          661,325.68
                     Group 2                                                                                          509,888.28

                     Amount of Prepayment Penalties Collected                                                          47,267.16
                     Group 1                                                                                           25,213.03
                     Group 2                                                                                           22,054.13

                     Beginning Number of Loans Outstanding (Total)                                                         5,884
                     Group 1                                                                                               3,263
                     Group 2                                                                                               2,621

                     Beginning Aggregate Loan Balance (Total)                                                     242,748,044.51
                     Group 1                                                                                      106,813,540.58
                     Group 2                                                                                      135,934,503.93

                     Ending Number of Loans Outstanding (Total)                                                            5,747
                     Group 1                                                                                               3,181
                     Group 2                                                                                               2,566

                     Ending Aggregate Loan Balance (Total)                                                        236,613,900.85
                     Group 1                                                                                      103,855,969.91
                     Group 2                                                                                      132,757,930.94

                     Servicing Fees (Total)                                                                           101,382.37
                     Group 1                                                                                           44,599.48
                     Group 2                                                                                           56,782.89

                     Trustee Fee & Credit Risk Manager Fee (Total)                                                      6,372.14
                     Group 1                                                                                            2,803.86
                     Group 2                                                                                            3,568.28

                     Current Advances (Total)                                                                                N/A
                     Group 1                                                                                                 N/A
                     Group 2                                                                                                 N/A

                     Aggregate Advances (Total)                                                                              N/A
                     Group 1                                                                                                 N/A
                     Group 2                                                                                                 N/A

Section 4.06(a)(v)   Delinquent Mortgage Loans
                      Group 1
                                                                Principal
                     Category              Number                Balance               Percentage
                     1 Month                        20               652,129.81                  0.63 %
                     2 Month                         3                99,833.14                  0.10 %
                     3 Month                         0                     0.00                  0.00 %
                     Total                          23               751,962.95                  0.73 %
                      Group 2
                                                                Principal
                     Category              Number                Balance               Percentage
                     1 Month                        27             1,219,136.81                  0.92 %
                     2 Month                        11               819,065.20                  0.62 %
                     3 Month                         5               541,462.59                  0.41 %
                      Total                         43             2,579,664.60                  1.95 %
                      Group Totals
                                                                Principal
                     Category              Number                Balance               Percentage
                     1 Month                        47             1,871,266.62                  0.79 %
                     2 Month                        14               918,898.34                  0.39 %
                     3 Month                         5               541,462.59                  0.23 %
                      Total                         66             3,331,627.55                  1.41 %
                     * Delinquent Bankruptcies are included in the table above.

                     Bankruptcies
                      Group 1
                                           Principal
                      Number               Balance                Percentage
                                9              232,598.14                  0.22 %

                      Group 2
                                           Principal
                      Number               Balance                Percentage
                                6              226,754.04                  0.17 %
                     Group Totals
                                           Principal
                      Number               Balance                Percentage
                               15              459,352.18                  0.19 %
                     * Only Current Bankruptcies are reflected in the table above.

Section 4.06(a)(v)   Foreclosures
                       Group 1
                                            Principal
                       Number               Balance                Percentage
                                 0                    0.00                  0.00 %
                       Group 2
                                            Principal
                       Number               Balance                Percentage
                                 0                    0.00                  0.00 %
                      Group Totals
                                            Principal
                       Number               Balance                Percentage
                                 0                    0.00                  0.00 %

                     REO Properties
                      Group 1
                                           Principal
                      Number               Balance                Percentage
                                0                    0.00                  0.00 %
                      Group 2
                                           Principal
                      Number               Balance                Percentage
                                0                    0.00                  0.00 %
                     Group Totals
                                           Principal
                      Number               Balance                Percentage
                                0                    0.00                  0.00 %

                     Current Realized Losses (Total)                                                                        0.00
                     Group 1                                                                                                0.00
                     Group 2                                                                                                0.00

                     Cummulative Realized Losses - Reduced by Recoveries (Total)                                            0.00
                     Group 1                                                                                                0.00
                     Group 2                                                                                                0.00

Trigger Event        Trigger Event Occurrence (Effective May 2006)                                                            NO
                     (Is Rolling 3 Month Delinquency Rate > 18% of Sr. Enhancement%?)
                     Rolling 3 Month Delinquency Rate                                                                  0.42569 %
                     Sr. Enhancement Percentage x 18%                                                                  4.00530 %
                                           OR
                     (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                     Cumulative Loss % of Original Aggregate Collateral Balance                                           0.00 %
                     Cumulative Loss Limit                                                                                6.75 %

O/C Reporting        Targeted Overcollateralization Amount                                                         12,649,840.55
                     Ending Overcollateralization Amount                                                            1,421,882.81
                     Ending Overcollateralization Deficiency                                                       11,227,957.74
                     Overcollateralization Release Amount                                                                   0.00
                     Monthly Excess Interest                                                                        1,421,971.03
                     Payment to Class X-1                                                                                   6.01

                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
